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                                1,100,000 Shares

                             CT COMMUNICATIONS, INC.

                                  COMMON STOCK

                        --------------------------------
                             UNDERWRITING AGREEMENT
                        --------------------------------


FIRST UNION CAPITAL MARKETS CORP.
LEGG MASON WOOD WALKER, INCORPORATED
SCOTT & STRINGFELLOW, INC.
As Representatives of the Several
  Underwriters Named in Schedule I
  hereto
c/o First Union Capital Markets Corp.
Riverfront Plaza
901 East Byrd Street
Richmond, Virginia 28288-0735                              _____________, 1999

Ladies and Gentlemen:

         The certain shareholders named in Schedule II (the "Selling Shareholders") of CT Communications, Inc., a North Carolina corporation (the "Company"), propose, subject to the terms and conditions stated herein, to sell to the underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 1,100,000 shares of common stock ("Stock"), of the Company and, at the election of the Underwriters, up to 165,000 additional shares of Stock solely to cover any over-allotments. The aggregate of 1,100,000 shares of Stock to be sold by the Selling Shareholders are herein called the "Firm Securities," and the aggregate of 165,000 shares of Stock to be sold by the Selling Shareholders are herein called the "Optional Securities." The Firm Securities and the Optional Securities which the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Securities."

1.       Representations and Warranties

         (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (i) A registration statement on Form S-3 (File No. 333-______) under the Securities Act of 1933, as amended (the "Act"), and as a part thereof a preliminary prospectus, in respect of the Securities has been filed with the United States Securities and Exchange Commission (the "Commission") in the form heretofore delivered to you,


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         and, excluding exhibits thereto, but including all documents incorporated by reference in the Prospectus contained therein, to you for each of the Underwriters; the Company meets the requirements for the use of Form S-3 under the Act and such registration statement, as amended, has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering, filed pursuant to Rule 462(b) under the Act, which became effective upon filing, no other document with respect to such registration statement (other than those documents incorporated into such registration statement by reference) has heretofore been filed with the Commission other than in accordance with Section 5(a) of this Agreement; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the Act being hereinafter called a "Preliminary Prospectus;" the various parts of such registration statement, including (i) all exhibits thereto, and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) of this Agreement and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective, together with any related registration statement filed with the Commission for registration of a portion of the Securities, which registration statement became effective pursuant to Rule 462(b) under the Act, and (ii) the documents incorporated by reference in the registration statement at the time it was declared effective, each as amended at the time such part became effective, being herein called collectively the "Registration Statement," and the final prospectus, in the form first filed pursuant to Rule 424(b), being hereinafter called the "Prospectus," provided, that if the Company elects to rely on Rule 434 under the Act, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the abbreviated term sheet, taken together, provided to the Underwriters by the Company in reliance on Rule 434; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Act; and the terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference in the Prospectus;

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be set forth therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through you



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         expressly for use therein or by any of the Selling Shareholders expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                  (iii) The Registration Statement conforms, and the Prospectus and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through you expressly for use therein or by any of the Selling Shareholders expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                  (iv) Each document incorporated by reference in the Prospectus, when it became effective or was filed, with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (v) Neither the Company nor any of its subsidiaries (as defined in Rule 405 of the Act), a complete and correct list of which is attached as Schedule III (the "Subsidiaries"), has sustained since the dates as which information is given in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the outstanding capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development that is reasonably likely, currently or prospectively, to have a material adverse change in or effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the


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         Subsidiaries, taken as a whole ("Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus;

                  (vi) This Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) The Company and each of the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any material real property and buildings held under lease by the Company or any of the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such Subsidiaries;

                  (viii) The Company and each of its Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with power and authority (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which they own or lease properties, or conduct any business, so as to require such qualification, except where the failure to so qualify would not result in a Material Adverse Effect;

                  (ix) The Company has an authorized capitalization as set forth in the Prospectus under the caption "Description of Securities" and otherwise; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description of the capital stock of the Company contained in the Prospectus; there are no preemptive or other similar rights to subscribe for or to purchase any securities of the Company; except as described in the Prospectus, there are no warrants or options or similar rights to purchase any securities of the Company; neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company with respect to such filing, offering or sale;

                  (x) All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable; and all outstanding shares of capital stock of each of the Subsidiaries are directly owned by the Company free and clear of all security interests, claims, equities, liens or encumbrances;



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                  (xi) The performance of this Agreement and the consummation by the Company of the other transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or Bylaws of the Company (each as amended to date the "Charter" and "Bylaws," respectively) or the Articles of Incorporation or bylaws of any of the Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of its or their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required by the National Association of Securities Dealers, Inc. (the "NASD"), and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (xii) Neither the Company nor any of the Subsidiaries is in violation of its charter or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (xiii) The statements set forth in the Prospectus under the caption "Description of Securities," constitute an accurate summary of the terms of the Stock in all material respects;

                  (xiv) There are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject, which, if determined adversely to the Company or any of the Subsidiaries, is reasonably likely, currently or prospectively, individually or in the aggregate, to have a Material Adverse Effect and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others;

                  (xv) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (xvi) The Company has not taken and, during the period of the distribution of the Securities by the Underwriters (within the meaning of the Act) (the "Prospectus Delivery Period") will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in


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         stabilization or manipulation of the price of any security of the
         Company to facilitate the sale or resale of the Securities;

                  (xvii) To the Company's knowledge, KPMG, LLP, who have certified certain financial statements of the Company and the Subsidiaries, are independent public accountants as required by the Act and the Exchange Act and the rules and regulations of the Commission thereunder;

                  (xviii) The consolidated financial statements of the Company and the Subsidiaries, together with related notes, as set forth in the Registration Statement present fairly the consolidated financial position and the results of operations of the Company and the Subsidiaries at the indicated dates and for the indicated periods; such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied throughout the periods presented except as noted in the notes thereon, and all adjustments necessary for a fair presentation of results for such periods have been made; and the selected financial information included in the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with the financial statements presented therein;

                  (xix) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (xx) The Company's and the Subsidiaries' computer software (the "Software") is "Millennium Compliant," except where failure to be Millennium Compliant would not have a Material Adverse Effect. For the purposes of this Agreement "Millennium Compliant" means: (a) the functions, calculations, and other computing processes of the Software (collectively, "Processes") perform in a materially accurate manner regardless of the date in time on which the Processes are actually performed and regardless of the date input to the Software, and whether or not the dates are affected by leap years; (b) the Software can accept, store, sort, extract, sequence, and otherwise manipulate date inputs and date values, and return and display date values, in a materially accurate manner regardless of the dates used or format of the date input; (c) the Software will function without interruptions caused by the date in time on which the Processes are actually performed or by the date input to the Software; (d) the Software accepts and responds to four digit year date input in a manner that resolves any material ambiguities as to the century in an accurate manner; and (e) the Software displays, prints and provides electronic output of date information in ways that are unambiguous as to the determination of the century;



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                  (xxi) Except as set forth in the Registration Statement and the Prospectus, there are no agreements, claims, payment, issuances, arrangements or understandings, whether oral or written, for services in the nature of finder's, consulting or origination fees with respect to the sale of the Securities or any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the NASD;

                  (xxii) The Company and each of the Subsidiaries holds and are operating in compliance in all material respects with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body that are material to the operation of their respective businesses as presently being conducted ("licenses") and all such licenses are valid and in full force and effect, and the Company and each of the Subsidiaries are in compliance, in all material respects, with all laws, regulations, orders and decrees applicable to them;

                  (xxiii) All licenses issued by the Federal Communications Commission and the North Carolina Utilities Commission (the "Licenses") required for the operation of the business of the Company and its Subsidiaries are in full force and effect and there are no pending modifications, amendments or revocation proceedings which would adversely affect the operations of the Company and its Subsidiaries. All fees due and payable to governmental authorities pursuant to the rules governing the Licenses have been paid and no event has occurred with respect to the Licenses held by the Company and its Subsidiaries which, with the giving of notice or the lapse of time or both, would constitute grounds for revocation thereof. Each of the Company and its Subsidiaries is in compliance in all material respects with the terms of the Licenses, as applicable, and there is no condition, event or occurrence existing, nor is there any proceeding being conducted of which the Company has received notice, nor, to the Company's knowledge, is there any proceeding threatened, by any governmental authority, which would cause the termination, suspension, cancellation or nonrenewal of any of the Licenses, or the imposition of any penalty or fine by any regulatory authority;

                  (xxiv) The Company's Common Stock is listed on the Nasdaq National Market (the "NASDAQ");

                  (xxv) The Company and each of the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; the Company and each of the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder ("Code"); and each "pension plan" for which the Company and each of its Subsidiaries would have any liability that is


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         intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

                  (xxvi) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect;

                  (xxvii) The Company and each of the Subsidiaries have the right to use all trademarks, trade names, trade secrets, servicemarks, inventions, patent rights, mask works, copyrights, licenses, software code, audiovisual works, formats, algorithms and underlying data that are material to the operation of their business as presently being conducted and proposed to be conducted as described in the Prospectus, and the Company and each of the Subsidiaries have all required approvals and governmental authorizations that are material to the operation of their respective businesses as now conducted or proposed to be conducted as described in the Prospectus; and neither the Company nor any of the Subsidiaries is infringing any trademark, trade name rights, patent rights, mask works, copyrights, licenses, trade secret, servicemarks or other similar rights of others, and there is no claim being made against the Company or any of the Subsidiaries regarding trademark, trade names, patent, mask work, copyright, license, trade secret or other infringement or assertion of intellectual property rights which could have a Material Adverse Effect; the Company has agreements in place with each employee, consultant or other person or party engaged by the Company or any of its Subsidiaries that are material to the operation of their respective businesses as now conducted or proposed to be conducted as described in the Prospectus and providing for the assignment to the Company or any of the Subsidiaries, as the case may be, of all material intellectual property and exploitation rights in the work performed and the protection of the material trade secrets and confidential information of the Company, each of the Subsidiaries and of third parties which have been developed by such person for or on behalf of the Company or any of the Subsidiaries;

                  (xxviii) The Company and each of the Subsidiaries have filed all federal, state and foreign income, franchise and excise tax returns which have been required to be filed (or have received an extension with respect thereto), and have paid or made adequate reserves for, all taxes indicated by said returns and all assessments received by them to the extent that such taxes have become due and are not being contested in good faith; to the best knowledge of the Company there is no tax deficiency that has been or might be asserted against the Company that would have a Material Adverse Effect;

                  (xxix) The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance



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         with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect;

                  (xxx) No relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by the Act or the Exchange Act, or by the rules and regulations under either of such Acts to be described in the Registration Statement and the Prospectus or documents incorporated by reference therein that is not so described; and

                  (xxxi) Except as described in the Prospectus, the Company and the Subsidiaries maintain insurance of the types and in the amounts that are customary or required for the business operated by them, all of which insurance is in full force and effect.

         (b) Each of the Selling Shareholders, severally, represents and warrants to, and agrees with, the Underwriters and the Company that:

                  (i) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the execution and delivery by such Selling Shareholder of this Agreement and the Power of Attorney (the "Power of Attorney") and the Custody Agreement (the "Custody Agreement") hereinafter referred to, and for the sale and delivery of the Securities to be sold by such Selling Shareholder hereunder, except such as have been obtained under the Act and from the Clerk of the Superior Court of Cabarrus County, North Carolina and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and the clearance of such offering with the NASD; and such Selling Shareholder has full right, power, legal capacity and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder;

                  (ii) The sale of the Securities to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, guarantee or other agreement or instrument to which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the trust agreement of such Selling Shareholder if such Selling Shareholder is a trust or the charter or bylaws (or other governing documents) of such Selling Shareholder if such Selling Shareholder is a corporation (or other entity) or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

                  (iii) The information contained in Schedule II with respect to such Selling Shareholder is true and correct and such Selling Shareholder has, and at such Delivery Date (as defined in Section 4 hereof), such Selling Shareholder will have, good and valid title to the Securities to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to all such Securities, free and clear of all liens, encumbrances, equities or claims, will be transferred to the several Underwriters;

                  (iv) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the First Delivery Date (as defined in Section 4 hereof), such Selling Shareholder shall not, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities, including but not limited to any shares of Stock or any other capital stock of the Company or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any other capital stock of the Company or any such substantially similar securities (other than pursuant to bona fide gifts, if the recipient of such gifts agrees in writing to be bound by the terms of this Agreement), without your prior written consent;

                  (v) Such Selling Shareholder has not taken and during the Prospectus Delivery Period will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

                  (vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein (which information, you acknowledge, is limited to the name and address of, and the number of shares of Stock beneficially owned by, the respective Selling Shareholder, the first sentence of the second paragraph under the heading "Principal and Selling Stockholders" in the Registration Statement as it relates to the respective Selling Shareholder, the respective Selling Shareholder's responses to the Company's "NASD Questionnaire to Selling Shareholders" and the respective Selling Shareholders representations set forth herein), (a) such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and (b) such Preliminary Prospectus and the Registration Statement did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will not, when they become effective or are filed with the Commission, as the case may be, contain any untrue



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

         statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982, as amended, with respect to the transactions herein contemplated, such Selling Shareholder agrees to deliver to you prior to or at the First Delivery Date (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                  (viii) Certificates in negotiable form representing all of the Securities to be sold by such Selling Shareholder hereunder have been placed in custody under a Custody Agreement and Power of Attorney, in the form heretofore furnished to you, duly executed and delivered by such Selling Shareholder to the Company, as custodian (the "Custodian"), and to the Company, appointing the Company as such Selling Shareholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders (subject to the limitations set forth in the Power of Attorney) as provided in Section 2 hereof, to authorize the delivery of the Securities to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and such Selling Shareholder's Custody Agreement and Power of Attorney;

                  (ix) The Securities represented by the certificates held in custody for such Selling Shareholder under such Selling Shareholder's Custody Agreement and Power of Attorney are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorney-in-Fact by such Selling Shareholder's Custody Agreement and Power of Attorney, are irrevocable to the extent set forth in such Selling Shareholder's Custody Agreement and Power of Attorney; the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by dissolution or the occurrence of any other event; if any such event should occur, before the delivery of the Securities hereunder, certificates representing the Securities shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and each Selling Shareholder's respective Custody Agreement and Power of Attorney; and actions taken by the Attorney-in-Fact pursuant to any Custody Agreement and Power of Attorney shall be as valid as if such dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact, or either of them, shall have received notice of such dissolution or other event;

                  (x) Except as otherwise disclosed to the Underwriters in writing, such Selling Shareholder is not a member of or directly an affiliate of or associated with any member of the NASD;

                  (xi) Such Selling Shareholder agrees to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement; and

                  (xii) Each of the Power of Attorney, the Custody Agreement and this Agreement has been duly executed and delivered by or on behalf of each Selling Shareholder and is a valid and binding obligation of such Selling Shareholder enforceable in accordance with its terms.

2.       Purchase and Sale

         Subject to the terms and conditions herein set forth, (a) each of the Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholders, at a purchase price per share of $____, the number of Firm Securities to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Selling Shareholders agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholders, at the purchase price set forth in clause (a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional securities) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the maximum number of the Optional Securities which all of the Underwriters are entitled to purchase hereunder. The difference of $______ per Firm Security between the public offering price and the price per Firm Security at which the Selling Shareholder will sell the Firm Securities to the Underwriter is the "Underwriters' Discount."

         The Selling Shareholders hereby grant to the Underwriters the right to purchase at their election up to 165,000 Optional Securities, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised no more than once only by written notice from you to the Company and the Selling Shareholders given within a period of 30 days after the date of this Agreement, setting forth the aggregate amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Delivery Date (as defined in Section 4 hereof) or, unless you otherwise agree in writing, earlier than two or later than 10 business days after the date of such notice.

3.       Offering by the Underwriters

         Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

4.       Delivery and Payment

         (a) Certificates in definitive form for the Securities to be purchased by each Underwriter, and in such authorized denominations and registered in such names as First Union Capital Markets Corp. ("First Union"), may request upon at least 48 hours' prior notice to the Selling Shareholders shall be delivered by or on behalf of the Selling Shareholders to you through the facilities of the Depository Trust Company ("DTC") for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Custodian to First Union at least 48 hours in advance. Such certificates will be made available for checking and packaging at least 24 hours prior to each Delivery Date at the offices of DTC or its designated custodian. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., Charlotte, North Carolina time, on _______, 1999 or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., Charlotte, North Carolina time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional Securities, or at such other time and date as you and the Selling Shareholders may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Delivery Date," such time and date for delivery of the Optional Securities, if not the First Delivery Date, is herein called the "Second Delivery Date," and each such time and date for delivery is herein called a "Delivery Date."

         (b) The documents to be delivered at each Delivery Date by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(j) hereof and payment for the Securities, will be delivered at the offices of Hunton & Williams, Bank of America Plaza, Suite 3500, 101 South Tryon Street, Charlotte, North Carolina 28280, and the Securities will be delivered at DTC or its designated custodian, all at such Delivery Date. A meeting will be held at Bank of America Plaza, Suite 3500, 101 South Tryon Street, Charlotte, North Carolina 28280 at 2:00 p.m., Charlotte, North Carolina time, on the business day next preceding such Delivery Date, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

5.       Agreements of the Company

         The Company agrees with each of the Underwriters:

         (a) To prepare the Prospectus in a form reasonably approved by you and to file such Prospectus (or a term sheet as permitted by Rule 434(c)) pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or transmit the Prospectus by means reasonably calculated to result in filing with the Commission by that date, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no amendment or supplement to the Registration Statement or Prospectus prior to any Delivery Date which shall be disapproved by you in writing promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) Promptly from time to time to take such actions as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) Prior to 10:00 A.M., Charlotte, North Carolina time, on the business day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters and the Selling Shareholders with copies of the Registration Statement and the Prospectus at such locations and in such quantities as you may from time to time reasonably request during such period following the date hereof that a prospectus is required to be delivered in connection with offers or sales of Securities, and, if the delivery of a prospectus is required during this period and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to you and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

         (d) As soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement, to make generally available to its shareholders and to deliver to you, an earnings statement of the Company, conforming with the requirements of Section 11(a) of the Act and Rule 158 under the Act, covering a period of at least 12 months beginning after the effective date of the Registration Statement;

         (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the First Delivery Date, not to, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities, including but not limited to any shares of Stock or any other capital stock of the Company or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any other capital stock of the Company or any such substantially similar securities (other than (i) pursuant to the Company's benefit plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement,(ii) by the exercise of the Company's Common Stock Purchase Rights or (iii) pursuant to a merger, acquisition or other business combination), without your prior written consent;

         (f) During a period of three years after the effective date of the Registration Statement, upon request, to furnish to the Company's stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

         (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional publicly-disclosed information concerning the business and financial condition of the Company as you may from time to time reasonably request; and

         (h) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

6.       Payment of Expenses

         The Company and each of the Selling Shareholders covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of reproducing any Agreement Among Underwriters, this Agreement, the Blue Sky Survey and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) the cost of copying or distributing the Blue Sky Memorandum and any other documents such as underwriters' questionnaires and powers of attorney in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the registration of the offer and sale of the Securities under the Act and qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey;
(v) all fees and expenses in connection with listing the Securities on the NASDAQ; (vi) the filing fees incident to securing any required review by the NASD of the terms of the sale of the Securities; (vii) the cost of preparing stock certificates; (viii) the costs or expenses of any transfer agent or registrar; (ix) the costs and expenses of the Company and the Selling Shareholders relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and of any of the Selling Shareholders and any such consultants, and the cost of any aircraft chartered in connection with the road show with the prior approval of the Company; and (x) all other costs and expenses incident to the offer and sale of the Securities which are not otherwise specifically provided for in this Section except as provided in clause (b) below; and (b) such Selling Shareholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Shareholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Shareholder, and (ii) the Underwriting Discount and taxes incident to the sale and delivery of the Securities to be sold by such Selling Shareholder to the Underwriters hereunder. It is understood, however, that except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

7.       Conditions to Obligations of Underwriters

         The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Delivery Date, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and each of the Selling Shareholders herein are, at and as of such Delivery Date, true and correct in all material respects (except to the extent the representation or warranty is already qualified by materiality, in which case it shall be true in all respects), and the condition that the Company and each of the Selling Shareholders shall have performed all of its or their respective obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
Section 5(a) of this Agreement; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Hunton & Williams, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Delivery Date, with respect to the incorporation of the Company, the validity of the Securities being sold at such Delivery Date, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Mayer Brown & Platt, counsel for the Company, shall have furnished to you their written opinion, dated such Delivery Date, in form and substance reasonably satisfactory to you, to the effect set forth in Exhibit A attached hereto;

         (d) Amos, Jeffries & Robinson, LLP, counsel for the Company, shall have furnished to you their written opinion, dated such Delivery Date, in form and substance reasonably satisfactory to you, to the effect set forth in Exhibit B attached hereto;

         (e) Each of Womble Carlyle Sandridge & Price, PLLC, counsel for The Cannon Foundation, Inc. and Whiteman, Bankes and Chebot, counsel for World Division of the General Board of Global Ministries of the United Methodist Church, shall have furnished to you and the Company their written opinion with respect to the respective Selling Shareholder, dated such Delivery Date, in form and substance reasonably satisfactory to you, to the effect set forth in Exhibit C attached hereto;

         (f) On the date of the Prospectus prior to execution of this Agreement and the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Delivery Date prior to delivery of the Securities to be delivered on such Delivery Date, KPMG LLP shall have furnished to you and to the Selling Shareholders a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you and to the Selling Shareholders, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company and its Subsidiaries contained in the Registration Statement and Prospectus;

         (g) (i) Neither the Company nor any of the Subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with their business taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as set forth or contemplated in the Prospectus, which is reasonably likely, currently or prospectively, to have a Material Adverse Effect, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the outstanding capital stock or long-term debt of the Company or any of the Subsidiaries, or any other change or development, that is reasonably likely, currently or prospectively, to have a Material Adverse Effect, the effect of which, in any such case described in clause (i) or (ii) is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Delivery Date on the terms and in the manner contemplated by the Prospectus;

         (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading of any of the securities of the Company on NASDAQ; (ii) any United States federal or state statute, regulation, rule or order of any court, legislative body, agency or other governmental authority shall have been enacted, published, decreed or promulgated or any proceeding or investigation shall have been commenced which, in your judgment, materially and adversely affects the business or operations of the Company; (iii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq National Market; (iv) a general moratorium on commercial banking activities declared by either federal or New York or North Carolina authorities; (v) the outbreak or escalation of hostilities involving the United States or declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Delivery Date on the terms and in the manner contemplated in the Prospectus; (vi) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review of its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); or (vii) such a material adverse change in general economic, political, financial or international conditions affecting financial markets in the United States having a material adverse impact on trading prices of securities in general, as, in your judgment, makes it inadvisable to proceed with the payment for and delivery of the Securities;

         (i) The Company shall have furnished to you copies of agreements between the Company and the directors and executive officers of the Company and the Selling Shareholders substantially to the effect set forth in Exhibit D hereof (provided that the time period covered by such agreement shall be from the date hereof to and including the date 180 days (or 120 days with respect to the directors and executive officers of the Company) after the date of the First Delivery Date) in form and substance satisfactory to you; and

         (j) The Company and each of the Selling Shareholders shall have furnished or caused to be furnished to you at such Delivery Date certificates of officers of the Company and each of the Selling Shareholders, respectively, satisfactory to you as to the accuracy of the respective representations and warranties of the Company and each of the Selling Shareholders, respectively, herein at and as of such Delivery Date, as to the performance by the Company and each of the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Delivery Date, as to the matters set forth in subsections
(a) and (f) of this Section and as to such other matters as you may reasonably request.

8.       Indemnification and Contribution

         (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through First Union expressly for use therein; provided, further, that the foregoing indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter for whom the person asserting such losses, claims, damages or liabilities purchased the securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent by or on behalf of such Underwriter to such person if required by law to do so and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless the failure to so deliver was the result of non-compliance by the Company with Section 5(c) hereof.

         The Company will indemnify and hold harmless each Selling Shareholder against any losses, claims, damages or liabilities, joint or several, to which such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly will reimburse each indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Selling Shareholders expressly for use therein (which information, you acknowledge, is limited to the name and address of, and the number of shares of Stock beneficially owned by, the respective Selling Shareholder, the first sentence of the second paragraph under the heading "Principal and Selling Stockholders" in the Registration Statement as it relates to the respective Selling Shareholder, the respective Selling Shareholder's responses to the Company's "NASD Questionnaire to Selling Shareholders" and the respecting Selling Shareholders representations set forth herein).

         (b) Subject to subsection (f) of this Section, each of the Selling Shareholders, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in a Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein (which information, you acknowledge, is limited to the name and address of, and the number of shares of Stock beneficially owned by, the respective Selling Shareholder, the first sentence of the second paragraph under the heading "Principal and Selling Stockholders" in the Registration Statement as it relates to the respective Selling Shareholder, the respective Selling Shareholder's responses to the Company's "NASD Questionnaire to Selling Shareholders" and the respecting Selling Shareholders representations set forth herein); and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that none of the Selling Shareholders shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters through First Union expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided, further, that the foregoing indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter for whom the person asserting such losses, claims, damages or liabilities purchased the securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent by or on behalf of such Underwriter to such person if required by law to do so and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless the failure to so deliver was the result of non-compliance by the Company with
Section 5(c) hereof.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through First Union expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company and such Selling Shareholder in connection with investigating or defending any such action or claim. The Company and each of the Selling Shareholders acknowledge that the only information that the Underwriters have furnished to the Company and the Selling Shareholders expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth (i) on the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, (ii) in the last [ ] paragraphs on the inside front cover page of the Prospectus concerning over-allotments, syndicate short-covering transactions, penalty bids, stabilization and passive market making by the Underwriters, (iii) the concession and reallowance figures appearing in the table under the caption "Underwriting"; and (iv) the [___] and [___] paragraphs under the caption "Underwriting."

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that representation of such indemnified party and the indemnifying party may be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. It is understood that the indemnifying party shall, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys together with appropriate local counsel at any time for all indemnified parties unless such firm of attorneys shall have reasonably concluded that one or more indemnified parties has actual differing interests with other indemnified parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable for any settlement entered into without its consent and will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). Notwithstanding the immediately preceding sentence and the first sentence of this paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party under subsection (a), (b) or (c) above, as the case may be, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to in subsection (a), (b) or (c) above, as the case may be, in such proportion as is appropriate to reflect the relative benefits received by the Company and each of the Selling Shareholders in question on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders in question on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Selling Shareholders in question on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting the total underwriting discount, but before deducting expenses) received by the Company and each of the Selling Shareholders in question bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder in question on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations under this subsection (e) are several in proportion to their respective underwriting obligations and not joint.

         (f) The liability of each of the Selling Shareholders under this
Section 8 shall be limited to an amount equal to the initial public offering price less the underwriting discount of the securities sold by such Selling Shareholder to the Underwriters.

         (g) The respective obligations of the Company and each of the Selling Shareholders under this Section 8 shall be in addition to any liability which the Company and such Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each officer and director of any Underwriter; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

9.       Default of Underwriters

         (a) If any Underwriter shall default in its obligation to purchase the Securities that it has agreed to purchase hereunder at a Delivery Date, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Selling Shareholders shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Selling Shareholders that you have so arranged for the purchase of such Securities, or the Selling

Shareholders notify you that they have arranged for the purchase of such Securities, you or the Company and the Selling Shareholders shall have the right to postpone such Delivery Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion, exercised in consultation with Hunton & Williams, may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Securities to be purchased at such Delivery Date, then the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder at such Delivery Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder at such Delivery Date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all the Securities to be purchased at such Delivery Date, or if the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase and of the Selling Shareholders to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company and the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.      Representations and Indemnities to Survive

         The respective indemnities, agreements, representations, warranties and other statements of the Company, each of the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder and shall survive delivery of and payment for the Securities.

11.      Termination and Payment of Expenses

         If this Agreement shall be terminated pursuant to Section 9 hereof or as a result of the occurrence of an event described in Section 7(h)(ii), (iii),
(iv), (v) or (vii) hereof, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in
Section 6 and Section 8 hereof; but if for any other reason any Securities are not delivered by or on behalf of the Selling Shareholders (with respect to Firm Securities only) as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

12.      Notices

         In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by First Union on behalf of you as the representative; and in all dealings with any Selling Shareholder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareholder made or given by the Attorney-in-Fact for such Selling Shareholder, subject to the limitations set forth in the Power of Attorney.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by reliable courier, first-class mail, telex or facsimile transmission to you as representatives in care of First Union Capital Markets Corp., 901 East Byrd Street, Richmond, Virginia 23219, Attention: [Corporate Finance Department]; if to any of the Selling Shareholders or the Company shall be delivered or sent by reliable courier, first-class mail, telex, or facsimile transmission to the address of the Selling Shareholders and the Company set forth in the Registration Statement (in the case of the Company, Attention: Barry Rubens); provided, however, that any notice to any Underwriter pursuant to Section 8 hereof shall be delivered or sent by reliable courier, first-class mail, telex or facsimile transmission to such Underwriter at its address set forth in the Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13.      Successors

         This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, each of the Selling Shareholders, and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each of the Selling Shareholders and each person who controls the Company, any Selling Shareholder, or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14.      Time of the Essence

         Time shall be of the essence in this Agreement.

15.      Business Day

         As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

16.      Applicable Law

         This Agreement shall be construed in accordance with the internal laws of the State of North Carolina.

17.      Captions

         The captions included in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.

18.      Counterparts

         This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

19.      Pronouns

         All pronouns used herein shall be deemed to refer to the masculine, feminine, or neuter gender as the text requires.

         If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Shareholders. It is understood that your acceptance of this Agreement on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which will be submitted to the Company and each of the Selling Shareholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                              Very truly yours,

                              CT COMMUNICATIONS, INC.


                              By:  _____________________________
                                   Name:
                                   Title:

                              The Cannon Foundation, Inc.

                              By:  CT Communications, Inc.,
                              Attorney-in-Fact acting on behalf of each of the Selling Shareholders named in Schedule II to this Agreement


                                      By: ______________________________
                                          Name: Michael R. Coltrane
                                          Title: President



                              WORLD DIVISION OF THE GENERAL
                              BOARD OF GLOBAL MINISTRIES OF
                              THE UNITED METHODIST CHURCH

                              By:  CT COMMUNICATIONS, INC.,
                              Attorney-in-Fact acting on behalf of each of the Selling Shareholders named in Schedule II to this Agreement

                                      By: _____________________________
                                          Name: Michael R. Coltrane
                                          Title:  President

Accepted as of the date hereof
at Charlotte, North Carolina:

FIRST UNION CAPITAL MARKETS CORP.
LEGG MASON WALKER WOOD, INCORPORATED
SCOTT & STRINGFELLOW, INC.
Representatives of the Underwriters

FIRST UNION CAPITAL MARKETS CORP.

By:      ______________________________
         Name:
         Title:

LEGG MASON WALKER WOOD, INCORPORATED

By:      ______________________________
         Name:
         Title:

SCOTT & STRINGFELLOW, INC.

By:      ______________________________
         Name:
         Title:

                                   SCHEDULE I


                                                                                              Optional
                                                                                              Securities
                                                                                              to be Purchased
                                                                                              if Maximum
                                                                         Firm Securities      Option
Underwriter                                                              to be Purchased      Exercised
------------------------------------------------------------------       ---------------      ---------------

First Union Capital Markets Corp...........................
Legg Mason Wood Walker, Incorporated.......................
Scott & Stringfellow, Inc..................................
[Names of other Underwriters]..............................




                                                                         ---------------      ---------------
Total.......................................
                                                                         ===============      ===============

                                   SCHEDULE II


                                                                                           Number of Optional
                                                        Total Number                       Securities to be
                                                        of Firm Securities                 Sold if Maximum
                                                        to be Sold                         Option Exercised
                                                        ---------------------------        ---------------------------

The Selling Shareholders(1):
------------------------------------------------
     The Cannon Foundation, Inc. ...........                  600,000                             90,000
     World Division of the General Board of
     Global Ministries of the  United
     Methodist Church.......................                  500,000                             75,000
     .......................................
     .......................................
     .......................................
                                                        ---------------------------        ---------------------------
Total.......................................                 1,100,000                            165,000
                                                        ===========================        ===========================

------------------------
(1) Attorney-in-Fact for the Selling Shareholders is the Company.

                                  SCHEDULE III

                     Subsidiaries of CT Communications, Inc.

                                                         State or Country
Name of Subsidiary                                       of Incorporation
----------------------------------------------           ----------------
The Concord Telephone Company                            North Carolina
CTC Long Distance Services, Inc.                         North Carolina
CT Cellular, Inc.                                        North Carolina
Carolina Personal Communications, Inc. (dba CT           North Carolina
    Wireless, Inc.)
CT Wireless Cable, Inc.                                  North Carolina
CTC Exchange Services, Inc.                              North Carolina
CT Global Telecommunications, Inc.                       Delaware
CT Communications Northeast Trust                        Massachusetts
CTC Internet Services, Inc.                              North Carolina
CT Communications Northeast, inc.                        Massachusetts